Non-current assets	12 Months Ended
Dec. 31, 2022
Non-current assets [abstract]
Non-current assets	Non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

EUR million
	2022	2021	2020
Tangible assets	3,435	4,089	4,445
Of which:
Foreclosed assets	3,101	3,651	4,081
Of which property assets in Spain	2,596	3,120	3,485
Other tangible assets held for sale	334	438	364
Other assets	18	—	—
Total	3,453	4,089	4,445
At 31 December 2022, the provisions recognised for the total non-current assets held for sale totalled EUR 3,425 million (EUR 3,811 million and EUR 4,104 million at 31 December 2021 and 2020, respectively). The charges recorded in those years amounted to EUR 204 million, EUR 239 million and EUR 250 million, respectively, and the recoveries during these exercises are amounted to EUR 110 million, EUR 98 million and EUR 35 million, respectively.